Exhibit 99.1

Pinnacle West Capital Corporation

Consolidated Operating Statistics
2001 Quarterly Statistics

                                                                                                       Increase
                                                                                            YTD       (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr      Total     vs Prior YTD
                                          --------    --------    --------    --------    --------   ------------
ELECTRIC OPERATING REVENUES
    (Dollars in  Millions)
Retail
    Residential                           $    173    $    234                            $    407     $     23
    Business                                   199         258                                 457            8
                                          --------    --------    --------    --------    --------     --------
      Total retail                             372         492                                 864           31
                                          --------    --------    --------    --------    --------     --------
Wholesale marketing and trading
  Generation other than native load            122          82                                 204          186
  Trading and other                            356         650                               1,006          771
                                          --------    --------    --------    --------    --------     --------
      Total sales for resale                   478         732                               1,210          957
Transmission for others                          5           5                                  10            3
Miscellaneous services                          52          32                                  84           11
                                          --------    --------    --------    --------    --------     --------
      Net electric operating revenues     $    907    $  1,261                            $  2,168     $  1,002
                                          ========    ========    ========    ========    ========     ========

ELECTRIC SALES (GWh)

Retail sales
  Residential                                2,122       2,468                               4,590          343
  Business                                   2,823       3,446                               6,269          153
                                          --------    --------    --------    --------    --------     --------
      Total retail                           4,945       5,914                              10,859          496
                                          --------    --------    --------    --------    --------     --------
Wholesale marketing and trading
  Generation other than native load            622         437                               1,059          447
  Trading and other                          3,498       4,404                               7,902        1,656
                                          --------    --------    --------    --------    --------     --------
      Total sales for resale                 4,120       4,841                               8,961        2,103
                                          --------    --------    --------    --------    --------     --------
      Total electric sales                   9,065      10,755                              19,820        2,599
                                          ========    ========    ========    ========    ========     ========

RETAIL ELECTRIC SALES (GWh) -
WEATHER NORMALIZED

Residential                                  2,039       2,224                               4,263           24
Business                                     2,826       3,315                               6,141           80
                                          --------    --------    --------    --------    --------     --------
      Total                                  4,865       5,539                              10,404          104
                                          ========    ========    ========    ========    ========     ========

ELECTRIC CUSTOMERS (End of Period)

Retail customers
  Residential                              771,366     764,741                             764,741       28,702
  Business                                  94,964      95,998                              95,998        3,529
                                          --------    --------    --------    --------    --------     --------
      Total                                866,330     860,739                             860,739       32,231
Wholesale customers                             69          66                                  66           (1)
                                          --------    --------    --------    --------    --------     --------
      Total customers                      866,399     860,805                             860,805       32,230
                                          ========    ========    ========    ========    ========     ========

Customer Growth (% over prior year)            3.6%        3.9%                                 --          0.2%

RETAIL ELECTRICITY USAGE
(kWh/Average Customer)

Residential                                  2,756       3,224                               5,979          235
Business                                    29,805      36,018                              65,855         (619)

RETAIL ELECTRICITY USAGE - WEATHER
NORMALIZED
(kWh/Average Customer)

Residential                                  2,648       2,906                               5,553         (180)
Business                                    29,837      34,649                              64,510       (1,367)

ELECTRICITY DEMAND (MW)

System Peak Demand                           3,661       5,358                               5,358          263

Pinnacle West Capital Corporation

Consolidated Operating Statistics
2001 Quarterly Statistics

                                                                                                        Increase
                                                                                            YTD        (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr      Total      vs Prior YTD
                                          --------    --------    --------    --------    --------    ------------
ENERGY SOURCES (GWh)

Generation production
  Nuclear                                    2,261       1,985                               4,246          (168)
  Coal                                       2,901       3,245                               6,146           156
  Gas, oil and other                         1,007       1,239                               2,246         1,397
                                          --------    --------    --------    --------    --------      --------
      Total                                  6,169       6,469                              12,638         1,385
                                          --------    --------    --------    --------    --------      --------
Purchased power
  Firm load                                    381         635                               1,016           (66)
  Marketing and trading                      3,232       4,018                               7,250         1,860
                                          --------    --------    --------    --------    --------      --------
      Total                                  3,613       4,653                               8,266         1,794
                                          --------    --------    --------    --------    --------      --------
      Total energy sources                   9,782      11,122                              20,904         3,179
                                          ========    ========    ========    ========    ========      ========

POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                       96%         84%                                 90%           (3)%
  Coal                                          78%         87%                                 83%            2%
  Gas, oil and other                            39%         46%                                 43%           26%
  System average                                72%         73%                                 73%            8%

Generation Capacity Out of Service
(average MW/day)
  Nuclear                                       57         180                                 119            41
  Coal                                         284         166                                 225            52
  Gas                                           36          52                                  44            19
  Total                                        377         398                                 388           111

Generation Fuel Cost ($/MWh)              $  19.64    $  19.28                            $  19.46      $  (4.05)

BOOK VALUE PER SHARE                      $  28.83    $  28.17                            $  28.17      $   1.17

Pinnacle West Capital Corporation

Energy Market, Weather and Economic Indicators
2001 Quarterly Statistics

                                                                                                        Increase
                                                                                            YTD        (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr      Total      vs Prior YTD
                                          --------    --------    --------    --------    --------    ------------
ENERGY MARKET INDICATORS (a)

Electricity Average Daily Spot
Prices ($/MWh)
  On-Peak
    Palo Verde                            $ 214.21    $ 182.71                            $ 198.46      $ 137.96
    SP15                                  $ 219.66    $ 186.30                            $ 202.98      $ 145.95
  Off-Peak
    Palo Verde                            $ 130.40    $  70.32                            $ 100.36      $  72.93
    SP15                                  $ 159.80    $  84.78                            $ 122.29      $  93.80

WEATHER INDICATORS

Actual
    Cooling degree-days                        106       1,733                               1,839            55
    Heating degree-days                        657          43                                 700           232
    Average humidity                            50%         25%                                 37%          (23)%
10-Year Averages
    Cooling degree-days                         73       1,405                               1,478            --
    Heating degree-days                        549          33                                 582            --
    Average humidity                            44%         24%                                 34%          (34)%

ECONOMIC INDICATORS

Building Permits --
Metro Phoenix (b)
    Single-family                            8,681       9,270                              17,951           183
    Multi-family                             3,918       1,820                               5,738          (121)
                                          --------    --------    --------    --------    --------      --------
      Total                                 12,599      11,090                              23,689            62
                                          ========    ========    ========    ========    ========      ========
Arizona Job Growth (c)
  Payroll job growth (% over prior
   year)                                       2.3%        0.9%                                0.9%         (3.5)%
  Unemployment rate (%, seasonally
   adjusted)                                   4.4%        4.3%                                4.3%          0.3%

Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b) Arizona Real Estate Center, Arizona State University College of Business
(c) Arizona Department of Economic Security

Pinnacle West Capital Corporation

Consolidated Operating Statistics
2000 Quarterly Statistics

                                                                                                       Increase
                                                                                                      (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qrt    Total Year  vs Prior Year
                                          --------    --------    --------    --------   ----------  -------------
ELECTRIC OPERATING REVENUES
    (Dollars in  Millions)
Retail
  Residential                             $    157    $    227    $    324    $    172    $    880      $     75
  Business                                     196         253         275         212         936            24
                                          --------    --------    --------    --------    --------      --------
      Total retail                             353         480         599         384       1,816            99
                                          --------    --------    --------    --------    --------      --------
Wholesale marketing and trading
  Generation other than native load             11           7          13         102         133            90
  Trading and other                             63         172         921         305       1,461           997
                                          --------    --------    --------    --------    --------      --------
      Total sales for resale                    74         179         934         407       1,594         1,087
Transmission for others                          3           4           4           4          15             4
Miscellaneous services                          16          57          31           3         107            49
                                          --------    --------    --------    --------    --------      --------
      Net electric operating revenues     $    446    $    720    $  1,568    $    798    $  3,532      $  1,239
                                          ========    ========    ========    ========    ========      ========

ELECTRIC SALES (GWH)

Retail sales
  Residential                                1,876       2,371       3,506       2,028       9,781         1,006
  Business                                   2,737       3,379       3,674       2,964      12,754           454
                                          --------    --------    --------    --------    --------      --------
      Total retail                           4,613       5,750       7,180       4,992      22,535         1,460
                                          --------    --------    --------    --------    --------      --------
Wholesale marketing and trading
  Generation other than native load            397         215         163         720       1,495          (192)
  Trading and other                          2,555       3,691       9,981       3,788      20,015         6,009
                                          --------    --------    --------    --------    --------      --------
      Total sales for resale                 2,952       3,906      10,144       4,508      21,510         5,817
                                          --------    --------    --------    --------    --------      --------
      Total electric sales                   7,565       9,656      17,324       9,500      44,045         7,277
                                          ========    ========    ========    ========    ========      ========

RETAIL ELECTRIC SALES (GWh) - WEATHER
NORMALIZED

Residential                                  1,986       2,253       3,358       1,920       9,517           664
Business                                     2,741       3,320       3,620       3,004      12,685           517
                                          --------    --------    --------    --------    --------      --------
      Total                                  4,727       5,573       6,978       4,924      22,202         1,181
                                          ========    ========    ========    ========    ========      ========

ELECTRIC CUSTOMERS (End of Period)

Retail customers
  Residential                              743,960     736,039     744,533     762,574     762,574        27,215
  Business                                  91,868      92,469      93,826      94,895      94,895         3,319
                                          --------    --------    --------    --------    --------      --------
      Total                                835,828     828,508     838,359     857,469     857,469        30,534
Wholesale customers                             67          67          67          67          67            (6)
                                          --------    --------    --------    --------    --------      --------
      Total customers                      835,895     828,575     838,426     857,536     857,536        30,528
                                          ========    ========    ========    ========    ========      ========

Customer Growth (% over prior year)            3.7%        3.7%        3.8%        3.7%        3.7%          3.7%

RETAIL ELECTRICITY USAGE
(kWh/Average Customer)

Residential                                  2,527       3,215       4,732       2,684      13,144           900
Business                                    29,841      36,638      39,410      31,339     137,227           466

RETAIL ELECTRICITY USAGE - WEATHER
NORMALIZED
(kWh/Average Customer)

Residential                                  2,675       3,055       4,532       2,541      12,790           436
Business                                    29,884      35,998      38,831      31,761     136,488         1,184

ELECTRICITY DEMAND (MW)

System Peak Demand                           3,315       5,095       5,478       4,331       5,478           543

Pinnacle West Capital Corporation

Consolidated Operating Statistics
2000 Quarterly Statistics

                                                                                                       Increase
                                                                                                      (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qrt    Total Year  vs Prior Year
                                          --------    --------    --------    --------   ----------  -------------
ENERGY SOURCES (GWh)

Generation production
  Nuclear                                    2,324       2,090       2,349       2,078       8,841            (8)
  Coal                                       2,828       3,162       3,344       3,175      12,509           634
  Gas, oil and other                           323         526       1,046         889       2,784         1,023
                                          --------    --------    --------    --------    --------      --------
      Total                                  5,475       5,778       6,739       6,142      24,134         1,649
                                          --------    --------    --------    --------    --------      --------
Purchased power
  Firm load                                    263         819       1,549         455       3,086           126
  Marketing and trading                      2,206       3,184       9,860       3,642      18,892         6,307
                                          --------    --------    --------    --------    --------      --------
      Total                                  2,469       4,003      11,409       4,097      21,978         6,433
                                          --------    --------    --------    --------    --------      --------
      Total energy sources                   7,944       9,781      18,148      10,239      46,112         8,082
                                          ========    ========    ========    ========    ========      ========

POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                       98%         88%         98%         87%         93%            0%
  Coal                                          76%         85%         88%         84%         83%            4%
  Gas, oil and other                            13%         21%         40%         34%         27%           10%
  System average                                63%         67%         77%         70%         69%            4%

Generation Capacity Out of Service
(average MW/day)
  Nuclear                                       27         129          21         143          80            (1)
  Coal                                         223         124          85         187         155          (109)
  Gas                                            8          43          16          20          22            22
  Total                                        258         296         122         350         257           (89)

Generation Fuel Cost ($/MWh)              $  10.74    $  12.77    $  14.84    $  16.38    $  13.81      $   2.96

BOOK VALUE PER SHARE                      $  26.29    $  27.00    $  28.01    $  28.09    $  28.09      $   2.09

Pinnacle West Capital Corporation

Energy Market, Weather and Economic Indicators
2000 Quarterly Statistics

                                                                                                       Increase
                                                                                                      (Decrease)
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year  vs Prior Year
                                          --------    --------    --------    --------   ----------  -------------
ENERGY MARKET INDICATORS (a)

Electricity Average Daily Spot
Prices ($/MWh)
  On-Peak
    Palo Verde                            $  30.52    $  90.49    $ 170.40    $ 154.33    $ 111.44      $  80.85
    SP15                                  $  31.40    $  82.67    $ 152.74    $ 162.59    $ 107.35      $  78.03
  Off-Peak
    Palo Verde                            $  22.97    $  31.91    $  61.48    $  95.72    $  53.02      $  34.95
    SP15                                  $  24.52    $  32.45    $  66.28    $ 119.72    $  60.74      $  42.29

WEATHER INDICATORS

Actual
  Cooling degree-days                           71       1,712       2,547         253       4,583           258
  Heating degree-days                          459           9          --         500         968            38
  Average humidity                              37%         23%         29%         46%         34%            2%
10-Year Averages
  Cooling degree-days                           79       1,418       2,402         393       4,290            --
  Heating degree-days                          569          30          --         454       1,031            --
  Average humidity                              44%         24%         34%         39%         36%            0%

ECONOMIC INDICATORS

Building Permits -- Metro
Phoenix (b)
  Single-family                              8,163       9,605       8,331       6,410      32,509          (741)
  Multi-family                               3,208       2,651       2,417       1,952      10,228           623
                                          --------    --------    --------    --------    --------      --------
      Total                                 11,371      12,256      10,748       8,362      42,737          (118)
                                          ========    ========    ========    ========    ========      ========

Arizona Job Growth (c)
    Payroll job growth (% over
     prior year)                               4.5%        3.8%        3.9%        3.3%        3.9%          3.9%
    Unemployment rate (%, seasonally
     adjusted)                                 4.0%        4.0%        3.7%        3.7%        3.9%         (0.5)%

Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b) Arizona Real Estate Center, Arizona State University College of Business
(c) Arizona Department of Economic Security

Pinnacle West Capital Corporation

Consolidated Operating Statistics
1999 Quarterly Statistics

                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                          --------    --------    --------    --------   ----------
ELECTRIC OPERATING REVENUES
(Dollars in Millions)
Retail
  Residential                             $    157    $    189    $    295    $    164    $    805
  Business                                     190         237         269         216         912
                                          --------    --------    --------    --------    --------
      Total retail                             347         426         564         380       1,717
                                          --------    --------    --------    --------    --------
Wholesale marketing and trading
  Generation other than native load             11           9           8          15          43
  Trading and other                             50          49         276          89         464
                                          --------    --------    --------    --------    --------
      Total sales for resale                    61          58         284         104         507
Transmission for others                          3           3           3           2          11
Miscellaneous services                           3          24          17          14          58
                                          --------    --------    --------    --------    --------
      Net electric operating revenues     $    414    $    511    $    868    $    500    $  2,293
                                          ========    ========    ========    ========    ========

ELECTRIC SALES (GWH)

Retail sales
  Residential                                1,796       1,939       3,160       1,880       8,775
  Business                                   2,664       3,239       3,465       2,932      12,300
                                          --------    --------    --------    --------    --------
      Total retail                           4,460       5,178       6,625       4,812      21,075
                                          --------    --------    --------    --------    --------
Wholesale marketing and trading
  Generation other than native load            468         389         245         585       1,687
  Trading and other                          2,378       2,605       6,099       2,924      14,006
                                          --------    --------    --------    --------    --------
      Total sales for resale                 2,846       2,994       6,344       3,509      15,693
                                          --------    --------    --------    --------    --------
      Total electric sales                   7,306       8,172      12,969       8,321      36,768
                                          ========    ========    ========    ========    ========
RETAIL ELECTRIC SALES (GWh) - WEATHER
NORMALIZED

Residential                                  1,913       1,939       3,089       1,912       8,853
Business                                     2,672       3,269       3,435       2,792      12,168
                                          --------    --------    --------    --------    --------
      Total                                  4,585       5,208       6,524       4,704      21,021
                                          ========    ========    ========    ========    ========

ELECTRIC CUSTOMERS (End of Period)

Retail customers
  Residential                              716,565     709,102     716,441     735,359     735,359
  Business                                  89,282      89,782      90,998      91,576      91,576
                                          --------    --------    --------    --------    --------
      Total                                805,847     798,884     807,439     826,935     826,935
Wholesale customers                             67          68          73          73          73
                                          --------    --------    --------    --------    --------
      Total customers                      805,914     798,952     807,512     827,008     827,008
                                          ========    ========    ========    ========    ========

Customer Growth (% over prior year)            3.8%        3.8%        3.8%        3.8%        3.8%

RETAIL ELECTRICITY USAGE
(kWh/Average Customer)

Residential                                  2,512       2,730       4,426       2,584      12,245
Business                                    30,025      36,203      38,305      32,185     137,222

RETAIL ELECTRICITY USAGE - WEATHER
NORMALIZED
    (kWh/Average Customer)

Residential                                  2,676       2,730       4,327       2,628      12,354
Business                                    30,116      36,528      37,984      30,649     135,304

ELECTRICITY DEMAND (MW)

System Peak Demand                           3,343       4,885       4,935       3,881       4,935

Pinnacle West Capital Corporation

Consolidated Operating Statistics
1999 Quarterly Statistics

                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                          --------    --------    --------    --------   ----------
ENERGY SOURCES (GWh)

Generation production
  Nuclear                                    2,295       2,080       2,397       2,077       8,849
  Coal                                       2,677       2,764       3,230       3,204      11,875
  Gas, oil and other                           241         477         557         484       1,759
                                          --------    --------    --------    --------    --------
      Total                                  5,213       5,321       6,184       5,765      22,483
                                          --------    --------    --------    --------    --------
Purchased power
  Firm load                                    290         753       1,470         447       2,960
  Marketing and trading                      2,068       2,255       5,659       2,603      12,585
                                          --------    --------    --------    --------    --------
      Total                                  2,358       3,008       7,129       3,050      15,545
                                          --------    --------    --------    --------    --------
      Total energy sources                   7,571       8,329      13,313       8,815      38,028
                                          ========    ========    ========    ========    ========

POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                       98%         88%        100%         87%         93%
  Coal                                          72%         74%         85%         85%         79%
  Gas, oil and other                             9%         18%         21%         18%         17%
  System average                                61%         61%         71%         66%         65%

Generation Capacity Out of Service
(average MW/day)
  Nuclear                                       36         135           3         152          82
  Coal                                         337         368         177         172         264
  Gas*                                          --          --          --          --          --
  Total                                        373         503         180         324         345

Generation Fuel Cost ($/MWh)              $  10.00    $  10.96    $  11.02    $  11.33    $  10.85

BOOK VALUE PER SHARE                      $  25.49    $  25.58    $  25.84    $  26.00    $  26.00

* Gas unit replacement energy not calculated in 1999

Pinnacle West Capital Corporation

Energy Market, Weather and Economic Indicators
1999 Quarterly Statistics
                                          1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year
                                          --------    --------    --------    --------   ----------
ENERGY MARKET INDICATORS (a)

Electricity Average Daily Spot
Prices ($/MWh)
  On-Peak
    Palo Verde                            $  21.57    $  29.02    $  38.46    $  33.31    $  30.59
    SP15                                  $  21.26    $  27.17    $  35.01    $  33.84    $  29.32
  Off-Peak
    Palo Verde                            $  13.94    $  15.33    $  20.73    $  22.26    $  18.07
    SP15                                  $  13.68    $  14.47    $  20.60    $  25.06    $  18.45

WEATHER INDICATORS

Actual
  Cooling degree-days                           71       1,312       2,353         589       4,325
  Heating degree-days                          459         112          --         359         930
  Average humidity                              34%         27%         40%         28%         32%
10-Year Averages
  Cooling degree-days                           73       1,405       2,425         387       4,290
  Heating degree-days                          549          33          --         449       1,031
  Average humidity                              44%         24%         34%         40%         35%

ECONOMIC INDICATORS

Building Permits -- Metro
Phoenix (b)
  Single-family                              8,873       9,299       8,223       6,855      33,250
  Multi-family                               2,337       2,396       1,861       3,011       9,605
                                          --------    --------    --------    --------    --------
      Total                                 11,210      11,695      10,084       9,866      42,855
                                          ========    ========    ========    ========    ========
Arizona Job Growth (c)
  Payroll job growth (% over
   prior year)                               3.9%        4.4%        4.6%        4.2%        4.3%
  Unemployment rate (%, seasonally
   adjusted)                                 4.4%        4.4%        4.3%        4.3%        4.4%

Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b) Arizona Real Estate Center, Arizona State University College of Business
(c) Arizona Department of Economic Security